UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2021

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive,

Suite 400

Morrisville, North Carolina 27560

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	HTBX	The Nasdaq Stock Market (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2021, Heat Biologics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s 2021 Employee Stock Purchase Plan (the “2021 Employee Plan”) as well as the 2021 Subsidiaries Stock Incentive Plan (the “2021 Subsidiaries Plan”). A description of the 2021 Employee Plan and the 2021 Subsidiaries Plan, is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on August 3, 2021 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the sections entitled “Proposal 3—APPROVAL OF THE 2021 EMPLOYEE STOCK PURCHASE PLAN” and “Proposal 4—APPROVAL OF THE HEAT BIOLOGICS, INC. 2021 SUBSIDIARIES STOCK INCENTIVE PLAN”, which are incorporated herein by reference. The description is qualified in its entirety by reference to the full text of 2021 Employee Plan and the 2021 Subsidiaries Plan, a copy of which are included as an exhibit hereto and attached to the Definitive Proxy Statement as Exhibit A and Exhibit B, respectively.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On September 15, 2021, at the Annual Meeting, the Company’s stockholders voted on the following four (4) proposals and cast their votes as described below.  These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1, 2, 3 and 4 as set forth in the Definitive Proxy Statement are as follows:

Proposal 1 — Election of Directors

The following four (4) individuals were elected as directors, to serve until the 2022 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

1. Jeffrey Wolf	3,339,151	848,480	7,776,767
2. John Monahan, Ph.D.	2,833,425	1,354,206	7,776,767
3. Edward B. Smith, III	2,686,381	1,501,250	7,776,767
4. John Prendergast, Ph.D.	2,830,413	1,357,218	7,776,767

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

10,127,013	1,616,102	221,283	0

Proposal 3 — Approval of our 2021 Employee Stock Purchase Plan

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted the 2021 Employee Stock Plan. The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

3,146,983	926,771	113,877	7,776,767

Proposal 4 — Approval of our 2021 Subsidiaries Stock Incentive Plan

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted the 2021 Subsidiaries Plan. The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,587,431	1,479,055	121,145	7,776,767

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1	The Heat Biologics, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 3, 2021)
10.2	The Heat Biologics, Inc. 2021 Subsidiaries Stock Incentive Plan (incorporated by reference to Exhibit B to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 3, 2021)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2021	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer